Equity	12 Months Ended
Jun. 30, 2025
Equity [Abstract]
Equity
12.	Equity

(a) Ordinary shares

On August 11, 2023, the Company issued and allotted an aggregate of 95 ordinary shares at a consideration of US$0.0001 per share.

On October 12, 2023, the Company undertook a share subdivision to subdivided issued and unissued ordinary share with a par value of USD 0.0001 each in the share capital of the Company into 10 shares with a par value of USD 0.00001 each, the authorized share capital of the Company shall become USD 50,000 divided into 5,000,000,000 ordinary shares of par value USD 0.00001 each (the “Share Subdivision”). Immediately after completion of the Share Subdivision, the authorized share capital of the Company was approved to be redesignated from 5,000,000,000 ordinary shares of par value USD 0.00001 each to into (i)4,980,000,000 Class A ordinary shares of par value USD 0.00001 each (the Class A Ordinary Shares) and (ii)20,000,000 Class B ordinary shares of par value USD 0.00001 each (the Class B Ordinary Shares),and each holder of Class A Ordinary Shares shall be entitled to one vote for each Class A Ordinary Share held; and each holder of Class B Ordinary Shares shall be entitled to ten votes for each Class B Ordinary Share held on any and all matters (the “Share Redesignation”). As a result, the originally issued 95 ordinary shares were divided and redesignated into 820 Class A Ordinary Shares and 130 Class B Ordinary Shares.

On October 15,2024, the Company issued 2,150,000 Class A common shares after successfully going public.

The Group publicly filed the FORM S-8 registration statement with the U.S. Securities Exchange on December 19, 2024, and issued 1,800,000 Class A common shares for equity incentives in January 2025. The percentage of Ordinary Shares beneficially owned prior to the offering is based on 10,850,000 Class A Ordinary Shares and 1,300,000 Class B Ordinary Shares outstanding. The percentages of Ordinary Shares beneficially owned after the offering is based on 12,650,000 Ordinary Shares outstanding immediately after the offering and assumes the sales of Class A Ordinary Shares. The insurance of shares, Share Subdivision and Share Redesignation were considered as a part of the reorganization of the Group and the share and per share are presented on a retroactive basis.

(b) Restricted net assets

A significant portion of the Group’s operations are conducted through its PRC (excluding Hong Kong) subsidiaries, the Company’s ability to pay dividends is primarily dependent on receiving distributions of funds from subsidiaries. Relevant PRC statutory laws and regulations permit payments of dividends by subsidiaries only out of their retained earnings, if any, as determined in accordance with PRC accounting standards and regulations, and after it has met the PRC requirements for appropriation to statutory reserves. The Group is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the surplus reserve are made at the discretion of the Board of Directors. Paid-in capital of subsidiaries included in the Company’s consolidated net assets are also non-distributable for dividend purposes.

As a result of these PRC laws and regulations, the Company’s PRC subsidiaries are restricted in their ability to transfer a portion of their net assets to the Company. As of June 30, 2024 and 2025, net assets restricted in the aggregate, which include paid-in capital, additional paid-in capital and statutory reserve funds of the Company’s subsidiaries, that are included in the Company’s consolidated net assets were RMB31,500,000and RMB185,821,835, respectively.